Financial income	6 Months Ended
Jun. 30, 2023
Financial income
Financial income

24.Financial income

	For the three months ended		For the six months ended
	June 30		June 30
(in EUR 000)	2023	2022	2023	2022
Interests	570	113	984	113
Exchange differences	222	4,561	430	6,090
Other	(3)	(5)	—	43
Total financial income	789	4,669	1,414	6,246

For the six month period ended June 30, 2023, the total interest income amounted to €1.0 million (three month period ended June 30, 2023: €0.6 million). This interest income relates to the term accounts.

For the six month period ended June 30, 2022, exchange gains amount €6.1 million (three month period ended June 30, 2022: €4.6 million), mainly due to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). This was related to a decrease in the rate of EUR/USD compared to December 31, 2021. For the six month period ended June 30, 2023, exchange gains amount to €430,000 (three month period ended June 30, 2023: €222,000). We refer to note 25 for more details on the revaluation of both the Company’s USD cash balance and USD financial assets as per June 30, 2023.